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PRIOR       :      LOAN           ACCT.        NOTE         NOTE            MATURITY
OBLIGATION  :      NUMBER         NUMBER       DATE         AMOUNT          DATE
INFORMATION :      3362109701                  11/02/00     $700,000.00     12/02/07
            :
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            :
AMENDED     :      LOAN           ACCT.               MODIFICATION          NOTE
OBLIGATION  :      NUMBER         NUMBER              DATE                  AMOUNT
INFORMATION :      3362109701                         05/25/06              $574,149.57
            :
            :      MATURITY       INDEX               INTEREST              INITIALS
            :      DATE           (w/margin)          RATE
            :      05/02/26       01 - Mercantile     8.000%                WWD
            :                     Prime Rate
            :
            :                              Creditor Use Only
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

                           DEBT MODIFICATION AGREEMENT

DATE AND PARTIES. The date of this Debt Modification Agreement (Modification) is May 25, 2006. The parties and their addresses are:

   LENDER:
     MERCANTILE EASTERN SHORE BANK (Successor in merger to St. Michaels Bank) 211 High Street
     P.O. Box 60
     Chestertown, Maryland 21620

   BORROWER:
     DCA OF VINELAND LLC
     a New Jersey Limited Liability Company
     Building 2, Suite 2c
     Main Street Commons
     1450 E. Chestnut Ave.
     Vineland, NJ 08361

1. DEFINITIONS. In this Modification, these terms have the following meanings:

   A. Pronouns. The pronouns "I," "me," and "my" refer to each Borrower signing this Modification, individually and together with their heirs, executors, administrators, successors, and assigns. "You" and "your" refer to the Lender, with its participants or syndicators, successors and assigns, or any person or entity that acquires an interest in the Modification or Prior Obligation.

   B. Amended Obligation. Amended Obligation is the resulting agreement that is created when the Modification amends the Prior Obligation. It is described above in the AMENDED OBLIGATION INFORMATION section.

   C. Loan. Loan refers to this transaction generally. It includes the obligations and duties arising from the terms of all documents prepared or submitted in association with the Prior Obligation and this modification, such as applications, security agreements, disclosures, notes, agreements and this Modification.

   D. Modification. Modification refers to this Debt Modification Agreement.

   E. Prior Obligation. Prior Obligation refers to my existing agreement described above in the PRIOR OBLIGATION INFORMATION section, and any previous extensions, renewals, modifications or substitutions of it.

2. BACKGROUND.  You and I have previously entered into a Prior Obligation.
As of the date of this Modification, the outstanding, unpaid balance of the Prior Obligation is $574,149.57. Conditions have changed since the execution of the Prior Obligation instruments. In response, and for value received, you and I agree to modify the terms of the Prior Obligation, as provided for in this Modification.

3. TERMS. The Prior Obligation is modified as follows:

   A. Interest. Our agreement for the payment of interest is modified to read:

      (1) INTEREST. Interest will accrue on the unpaid Principal balance of this Loan at the rate of 8.000 percent (Interest Rate) until May 26, 2006, after which time it may change as described in the Variable Rate subjection.

         (a) Maximum Interest Amount. Any amount assessed or collected as interest under the terms of this Loan will be limited to the maximum lawful amount of interest allowed by state or federal law, whichever is greater. Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.

         (b) Statutory Authority. The amount assessed or collected on this Loan is authorized by Subtitle 1, Section 12-103(e) of Title 12 of the Commercial Law Article of the Annotated Code of Maryland.

         (c) Accrual. Interest accrues using an Actual/360 days counting method.

         (d) Variable Rate. The Interest Rate may change during the term of this transaction.

             (1) Index.  Beginning with the first Change Date, the Interest
                 Rate will be based on the following index: Mercantile Prime
                 Rate.

             The Current Index is the most recent index figure available on each Change Date. You do not guaranty by selecting this Index, or the margin, that the Interest Rate of the Loan will be the same rate you charge on any other loans or class of loans you make to me or other borrowers. If this Index is no longer available, you will substitute a similar index. You will give me notice of your choice.

            (2) Change Date.  Each date on which the Interest Rate may change is called a Change Date. The Interest Rate may change May 26, 2006 and daily thereafter.

            (3) Calculation Of Change. On each Change Date you will calculate the Interest Rate, which will be the Current Index. The result of this calculation will be rounded to the nearest .001 percent. Subject to any limitations, this will be the Interest Rate until the next Change Date. The new Interest Rate will become effective on each Change Date. The Interest Rate and other charges on the Loan will never exceed the highest rate or charge allowed by law for the Loan.

            (4) Effect Of Variable Rate.  A change in the Interest Rate will have the following effect on the payments: The amount of scheduled payments and the amount of the final payment will change.

   B. Payments.  The payment provision is modified to read:

      (1) PAYMENT. I agree to pay the Loan in installments of Principal and of accrued interest. I will make payments of accrued interest beginning Jun 12, 2006, and then on the 2nd day of each month thereafter. I will make Principal payments of $2,401.53 beginning June 2, 2006, and then on the 2nd day of each month thereafter. A final payment of Principal, together with any accrued but unpaid interest, will be due May 2, 2026.

          Payments will be rounded up to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

   C. Fees and Charges. As additional consideration for your consent to enter into this Modification Agreement, I agree to pay, or have paid these additional fees and charges:

      (1) Late Charge. If a payment is more than 15 days late, I will be charged 10.000 percent of the Unpaid Portion of Payment* or $.10.00, whichever is greater. I will pay this late charge promptly but only once for each late payment.

          * unpaid installments of principal and interest then due

   D. Insurance. I understand and agree that any insurance premiums paid to insurance companies as part of this Amended Obligation will involve money retained or paid to you as commissions or other remuneration.

      (1) Flood Insurance. Flood insurance is not required at this time. It may be required in the future should the property be included in an update flood plain map. If required in the future, I may obtain flood insurance from anyone I want that is reasonably acceptable to you.

4. CONTINUATION OF TERMS. Except as specifically amended by this Modification, all of the terms of the Prior Obligation shall remain in full force and effect.

5. WAIVER. I waive all claims, defenses, setoffs, or counterclaims relating to the Prior Obligation, or any document securing the Prior Obligation, that I may have. Any party to the Prior Obligation that does not sign this Modification, shall remain liable under the terms of the Prior Obligation unless released in writing by you.

6. REASON FOR MODIFICATION. To change the interest rate and the maturity date.

7. ADDITIONAL TERMS. The interest rate, repayment terms and/or renewal terms as set forth above will be subject to review and adjustment every 5 years.

8. SIGNATURES. By signing under seal, I agree to the terms contained in this Modification. I also acknowledge receipt of a copy of this Modification.

   BORROWER:

      DCA of Vineland LLC

           /s/ Daniel R. Ouzts
         By-----------------------------------(Seal)
         Daniel R. Ouzts, Treasurer